The Saratoga Advantage Trust

Supplement dated July 19, 2004 to the Class B Shares Prospectus Dated January 30, 2004 of the Saratoga Advantage Trust

Reference is made to the section entitled “INTERNATIONAL EQUITY PORTFOLIO, THE ADVISER” located on page 26 of the Prospectus.  The information under this section is deleted in its entirety and replaced with the following:

The Portfolio is advised by the International Value Investment team of OpCap Advisors (“OpCap”), which is managed by Elisa Mazen, Managing Director, Portfolio Manager and Research Analyst.  Prior to joining OpCap in 1994, Ms. Mazen was an international portfolio manager at Clemente Capital, managing EAFE pension assets, with analytic responsibilities for United States, Canadian, Turkish, and Israeli stocks.

Reference is made to the section entitled “ADVISERS” located on page 58 of this Prospectus.  The third paragraph under this section, with respect to OpCap Advisors, is deleted in its entirety and replaced with the following:

OpCap Advisors (“OpCap”) is a registered investment adviser and wholly-owned subsidiary of Oppenheimer Capital LLC, a registered investment advisor which was founded in 1968.  OpCap serves as a registered investment sub-adviser to the Municipal Bond Portfolio, the Large Capitalization Value Portfolio and the International Equity Portfolio.  The Sub-Adviser has operated as an investment adviser to investment companies and other investors since its organization in 1980.  As of September 30, 2003, the Sub-Advisor including Oppenheimer Capital LLC, advised accounts having assets in excess of $20 billion.  The Sub-Advisor is located at 1345 Avenue of the Americas, 49th Floor, New York, New York 10105-4800.

The seventh paragraph under this section is deleted in its entirety.

Please retain this supplement for future reference.